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                                                                   EXHIBIT 10.55

                              dj ORTHOPEDICS, INC.
                                2001 OMNIBUS PLAN

1.    PURPOSE OF THE PLAN

      The purpose of the dj Orthopedics, Inc. 2001 Omnibus Plan is to provide a flexible framework that will permit the Board of Directors of dj Orthopedics, Inc. to develop and implement a variety of stock-based programs based on changing needs of the Company, its competitive market, and regulatory climate.

      The Board of Directors and senior management of dj Orthopedics, Inc. believe it is in the best interest of its stockholders for officers and employees of the Company to own stock in dj Orthopedics, Inc. and that such ownership will enhance the Company's ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company and its subsidiaries, to vest in Participants a proprietary interest in the success of the Company and its subsidiaries, and to provide certain "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

2.    DEFINITIONS

      As used in the Plan, the following definitions apply to the terms indicated below:

      (a) "Account" shall mean an account established in the Participant's name to track Stock Awards and/or Stock Purchase Loans to that Participant.

      (b) "Affiliate" shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

      (c) "Award" shall mean a Stock Award or Cash Bonus granted pursuant to the Plan.

      (d) "Award Agreement" shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing a Stock Award.

      (e) "Beneficiary" shall mean upon the employee's death, the employee's successors, heirs, executors and administrators, as the case may be.

      (f) "Board of Directors" shall mean the Board of Directors of dj Orthopedics, Inc.

      (g) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

      (h) "Cause" shall mean: (a) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of the Participant related to the Participant's employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company's policies, including, but not limited to

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            those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (d) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties.

            Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. A Participant's termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

      (i)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (j) "Committee" shall mean the Compensation Committee of the Board of Directors; PROVIDED, HOWEVER, that the Committee shall at all times consist of at least two persons, to the extent such persons exist, who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of
            Section 162(m) of the Code.

      (k) "Company" shall mean dj Orthopedics, Inc. or any successor thereto. References to the Company also shall include the Company's subsidiaries unless the context clearly indicates otherwise.

      (l) "Company Stock" shall mean the common stock, par value $0.01 per share, of the Company.

      (m) "Disability" shall mean a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

      (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (o) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

            (i) If the principal market for the Company Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low


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                  asked price of Company Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

            (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Company Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

            (iii) In the event that neither paragraph (i) nor (ii) shall apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Board of Directors in a manner consistently applied.

      (p) "Immediate Family Members" shall mean a Participant's spouse, child(ren), adopted child(ren)and grandchild(ren), whether by the whole or the half blood.

      (q) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the Award Agreement by which it is evidenced.

      (r) "Issue Date" shall mean the date on which certificates representing shares of Company Stock are issued by the Company pursuant to a Stock Award granted under this Plan.

      (s) "1999 Plan" means the dj Orthopedics, Inc. Fifth Amended and Restated 1999 Stock Option Plan, as amended from time to time.

      (t) "1999 Plan Award" shall have the meaning ascribed to it in Section 3(a)(i) of the Plan.

      (u) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

      (v) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 of the Plan.

      (w)   "Other Equity-Based Award" shall mean any right granted pursuant to
            Section 13 of the Plan.

      (x) "Participant" shall mean an officer, director or employee of the Company or other person who is eligible to participate in the Plan as set forth in Section 5 and to whom an Award, and/or Stock Purchase Loan is granted pursuant to the Plan.


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      (y)   "Person" shall mean a "person," as such term is used in Sections
            13(d) and 14(d) of the Exchange Act.

      (z) "Performance Award" shall mean any right granted pursuant to Section 12 of the Plan.

      (aa) "Plan" shall mean this dj Orthopedics, Inc. 2001 Omnibus Plan, as it may be amended from time to time.

      (bb)  "QDRO" shall mean a qualified domestic relations order.

      (cc) Retirement" means termination of employment from the Company by a Participant whose age equals 65 or termination by a Participant whose age added to his/her years of service together equal 65.

      (dd) "Restoration Option" shall mean an Option that is granted by the Committee pursuant to Section 6(e) hereof.

      (ee) Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 8 hereof and that is subject to the restrictions set forth in Section 8(c) hereof for so long as such restrictions continue to apply to such share.

      (ff) "Restricted Stock Award" means any right granted under Section 8 of the Plan.

      (gg) "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

      (hh) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule or regulation thereto.

      (ii) "SAR" shall mean a Stock Appreciation Right which shall mean the right to receive in cash the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 7 hereof and subject to the terms and conditions contained therein.

      (jj) "Section 162(m) Participant" shall mean, for a given fiscal year of the Company, any Participant designated by the Committee, no later than 90 days following the start of such year, as a Participant (or such other time as may be required or permitted by Section 162(m) of the Code) whose compensation for such fiscal year or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m).

      (kk) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      (ll) "Stock Award" shall mean an Option, SAR, share of Restricted Stock, Restricted Stock Unit, Stock Bonus, , Performance Award, or Other Equity-Based Award granted pursuant to the terms of the Plan.


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      (mm)  "Stock Bonus" shall mean a grant of a bonus payable in shares of
            Company Stock pursuant to Section 9 hereof.

      (nn) "Stock Purchase Loan" or "Loan" shall mean a recourse loan to a Participant made pursuant to Section 11 of the Plan.

      (oo) "Subsidiary" shall mean a company (whether a corporation, partnership, joint venture, limited liability company or other form of entity) in which the Company, or a company (whether a corporation, partnership, joint venture, limited liability company or other form of entity) in which the Company owns a majority of the shares of capital stock or other equity interests, directly or indirectly, owns an equity interest of fifty percent (50%) or more, and shall have the same meaning as the term "Subsidiary Corporation" as defined in Section 424(f) of the Code.

      (pp) "Vesting Date" shall mean the date established by the Committee on which a Participant has the ability to acquire all or a portion of a Stock Award, or the date upon which any restrictions on a Stock Award grant shall lapse.

3.    STOCK SUBJECT TO THE PLAN

      (a)   PLAN LIMIT

      Subject to adjustment as provided in Section 15 hereof, the Committee may grant Stock Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 3,800,000 shares plus such number of additional shares of Company Stock as is hereinafter provided in clauses (i), (ii), (iii) and (iv) of this Section 3(a). The grant of a SAR shall not reduce the number of shares of Company Stock with respect to which Stock Awards may be granted pursuant to the Plan. In addition:

            (i) if after the effective date of the Plan, any shares of Company Stock covered by a Stock Award granted under this Plan or an award (a "1999 Plan Award") granted under the 1999 Plan, or to which a Stock Award or a 1999 Plan Award relates, are forfeited, or if such a Stock Award or a 1999 Plan Award is settled for cash or otherwise terminates or is cancelled without delivery of shares of Company Stock, then the shares of Company Stock covered by such Stock Award or 1999 Plan Award, or to which such Stock Award or 1999 Plan Award relates, or the number of shares of Company Stock otherwise counted against the aggregate number of shares of Company Stock with respect to which Stock Awards may be granted hereunder, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, shares with respect to which Stock Awards my be granted under this Plan;

            (ii) any shares of Company Stock (x) available for issuance under the 1999 Plan which are not subject to issuance upon exercise of


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                  outstanding options granted under the 1999 Plan on or prior to the effective date of this Plan shall no longer be available for issuance under the 1999 Plan but shall be available for issuance under this Plan, (y) constituting the unexercised portion of any 1999 Plan Awards which terminate, expire or are cancelled on or after the effective date of this Plan without having been fully exercised or are settled for cash without the delivery of shares of Company Stock shall no longer be available for issuance under the 1999 Plan, but shall be available for issuance under this Plan as provided in clause
                  (i) above, and (z) issued under the 1999 Plan and forfeited or repurchased by the Company on or after the effective date of this Plan shall no longer be available for issuance under the 1999 Plan, but shall be available for issuance under this Plan as provided in clause (i) above (but in the case of any such repurchased share, only if such share is repurchased for consideration not greater than the purchase price for such share specified in the applicable 1999 Plan Award);

            (iii) in the event that any Stock Award granted under this Plan or the 1999 Plan is exercised in whole or in part through the delivery of shares of Company Stock, the number of shares of Company Stock available for Stock Awards under this Plan shall be increased by the number of shares of Company Stock surrendered, to the extent permissible under Rule 16b-3; and

            (iv) the number of shares of Company Stock available for issuance under the Plan shall automatically increase on January 1 of each calendar year during the term of the Plan, beginning with the 2003 calendar year, by an amount equal to three percent (3%) of the shares of Company Stock outstanding on December 31 of the immediately preceding calendar year.

Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

      (b)   ANNUAL INDIVIDUAL LIMIT; LIMIT ON INCENTIVE STOCK OPTIONS

      Subject to adjustment as provided in Section 3(c) hereof, the Committee shall not grant any one Participant, in any one calendar year, Stock Awards hereunder with respect to more than 300,000 shares of Company Stock, which limit shall include any shares represented by a Stock Award that has been cancelled. Such Stock Awards may be made up entirely of any one type of Stock Award or any combination of types of Stock Awards available under the Plan, in the Committee's sole discretion. The grant of a SAR shall not reduce the number of shares of Company Stock with respect to which Stock Awards may be granted to any Participant pursuant to the Plan.


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      Subject to adjustment as provided in Section 3(c), the number of shares of
Company Stock in respect of which Incentive Stock Options may be granted under the Plan shall not exceed 1,000,000 shares of Company Stock.

      (c) ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, shares of Company Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Company Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Company Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Company Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Company Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Stock Awards may be granted under this Plan,
(ii) the number of shares of Company Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Stock Awards, and (iii) the grant or exercise price with respect to any Stock Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Stock Award; PROVIDED, in each case, that with respect to Stock Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

4.    ADMINISTRATION OF THE PLAN

      (a) The Plan shall be administered by the Committee. The Committee shall from time to time develop and implement specific stock-based plans that are consistent with the intent and specific terms of the framework created by this Plan. The Committee shall have full authority to administer the Plan, including authority to designate the individuals who shall be granted Awards and Loans and the amount and type of such Awards or Loans, interpret and construe any provision of the Plan and the terms of any Stock Award issued under it, to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate, and to delegate such administrative responsibilities as it deems appropriate, PROVIDED, HOWEVER, that the Committee shall retain the responsibility to designate the Award or Loan recipients and the amount and type of such Stock Awards, Loans and the terms thereof. Decisions of the Committee shall be final and binding on all parties. The Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

      (b) The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Stock Award


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            unless the Committee determines that such adjustment is necessary or appropriate to prevent such Stock Award from constituting
            "applicable employee remuneration" within the meaning of Section 162(m) of the Code), and (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any Stock Award granted under the Plan.

      (c) Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion, subject to applicable law.

      (d) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.



5.    ELIGIBILITY

      All directors, officers and salaried employees of the Company and its Subsidiaries (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), and such consultants and advisors to the Company and its Subsidiaries shall be eligible to receive Stock Awards pursuant to the Plan. The Committee shall have full and complete discretion to determine which of such eligible persons shall be granted an Award and/or Stock Purchase Loan under the Plan.

6.    STOCK OPTIONS

      The Committee may grant Options pursuant to the Plan, and, subject to the terms of this Plan, shall have the sole and complete authority to determine the Participants to whom Options shall be granted, the number of shares of the Company Stock to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in this Section 6, Options shall comply with, and be subject to, the following terms and conditions:

      (a)   IDENTIFICATION OF OPTIONS

      Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.


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      (b)   EXERCISE PRICE

      The exercise price-per-share of any Option granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies, or to the extent any compensation payable in respect of an Option is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code.

      (c)   TERM AND EXERCISE OF OPTIONS

            (1) Unless otherwise provided by the Committee and set forth in the applicable Award Agreement and subject to Section 6(f) hereof, each Option shall first be exercisable with respect to a number of shares of Company Stock as close as possible to 1/4 of the shares of Company Stock subject to such Option on each of the first, second, third, and fourth anniversaries of the date such Option is granted, and shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; PROVIDED, HOWEVER, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or as determined by the Committee.

            (2) Each Option shall be exercisable in whole or in part; PROVIDED, HOWEVER, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option and any related SARs, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Option, together with the delivery of the certificates described in Section 6(c)(5) hereof.

            (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option or Options and any related SARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:


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                  (i)   in cash, by personal check, certified check, bank
                        cashier's check or wire transfer to an account designated by the Company; or

                  (ii) unless provided otherwise in the applicable Award Agreement, in shares of Company Stock owned by the Participant which are not subject to any pledge or other security interest (which, if acquired pursuant to the exercise of a stock option granted under this Plan or any other employee benefit plan of the Company, were acquired at least six months prior to the option exercise date) and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, personal check bank cashier's check or wire transfer; or

                  (iii) unless provided otherwise in the applicable Award
                        Agreement, pursuant to procedures adopted by the Committee whereby the Participant, by a proper written notice, shall direct (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise, (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company; or

                  (iv) at the discretion of the Committee and to the extent permitted by law, by such other method of payment as the Committee may from time to time prescribe.

      Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

            (4) The Company may, in the sole discretion of the Committee, make Stock Purchase Loans to individual Participants in such amounts and on such terms as may be approved by the Committee, for the purpose of financing the exercise price of an Option, provided that any such Loan shall be made with full recourse to such Participant, shall be secured by the Company Stock received by such Participant upon exercise or other readily marketable securities approved by the Committee, and shall bear an interest rate established by the Company which interest rate shall not be less than the rate sufficient to avoid imputed income under applicable provisions of the Code.

            (5) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to


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                  the Participant or his or her Beneficiary (or permitted
                  transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

            (6) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO (provided that, in the case of an Incentive Stock Option, Section 422 of the Code does not prohibit such a transfer). The Committee may at its sole discretion on a case-by-case basis, in any applicable Award Agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

      (d)   LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS

            (1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any shares of Company Stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company (and any plans of any "Subsidiary Corporation" or "parent corporation" of the Company within the meaning of Section 424 of the Code) are first exercisable by any Participant during any calendar year shall exceed the maximum limit, if any, imposed from time to time under section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its "Subsidiary Corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.


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      (e)   RESTORATION OPTIONS

                  In the event that any Participant delivers shares of Company Stock in payment of the exercise price of any Option granted hereunder in accordance with Section 6(c) hereof or under the 1999 Plan in accordance with terms thereof, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Company Stock equal to the number of such shares of Company Stock so delivered upon exercise of the original option and, in the discretion of the Committee, the number of shares of Company Stock, if any, tendered to the Company to satisfy any withholding tax liability arising in connection with the exercise of the original option. A Restoration Option shall have a per share exercise price of not less than 100% of the per share Fair Market Value on the date of grant of such Restoration Option and shall be subject to such other terms and conditions as the Committee in its sole discretion shall determine.

      (f)   EFFECT OF TERMINATION OF EMPLOYMENT

            (1) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

            (2) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

            (3) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

            (4) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such termination (or deemed termination in accordance with Section 2(h)).


7.    STOCK APPRECIATION RIGHTS (SARS)

      The Committee may grant SARs pursuant to the Plan and, subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom SARs shall be granted, the number of shares of Company Stock to be covered by each SAR, the grant price thereof and the conditions and limitations applicable to the exercise thereof. SARs may be granted in tandem with another Stock Award, in addition to another Stock Award, or freestanding and unrelated to another Stock Award. SARs granted in tandem with or in addition to a Stock Award may be granted either at the same time as the other Stock Award or at a later time. SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

      (a)   EXERCISE PRICE

      The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR. SARs shall have an exercise price of not less than 100% of the Fair Market Value of the shares of Company Stock to which such SARs relate on the date of grant or, in the case of a SAR granted in tandem with or in addition to another Stock Award, on the date of grant of such related Stock Award.

      (b)   BENEFIT UPON EXERCISE

            (1) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the SAR.

            (2) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the SAR.

      (c)   TERM AND EXERCISE OF SARS

            (1) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; PROVIDED, HOWEVER, that no SAR shall be exercisable after the expiration of ten years from the date such SAR was granted; and, PROVIDED, FURTHER, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or as determined by the Committee.

            (2) Each SAR may be exercised in whole or in part; PROVIDED, HOWEVER, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the SAR or the entire portion of the SAR that is then exercisable. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Section 7(b)(1) or 7(b)(2) hereof.

            (3) A SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the SAR, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement or Agreements evidencing the SAR shall be returned to him.

            (4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO. The Committee may, at its sole discretion on a case-by-case basis, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (i) the Participant's Immediate Family Members, or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

      (d)   EFFECT OF TERMINATION OF EMPLOYMENT

            (1) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no SAR shall be exercisable after the expiration of its term.

            (2) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no SAR shall be exercisable after the expiration of its term.

            (3) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the Retirement or Disability of the Participant (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no SAR shall be exercisable after the expiration of its term.

            (4) In the event of the termination of a Participant's employment for Cause, all outstanding SARs granted to such Participant shall expire at the commencement of business on the effective date of such termination (or deemed termination in accordance with Section 2(h)).


8.    RESTRICTED STOCK/UNITS

      The Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan and, subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom shares of Restricted Stock and Restricted Stock Units shall be granted, the number of shares of Restricted Stock and/or the number of Restricted

Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Stock Awards. Each grant of shares of Restricted Stock or grant of Restricted Stock Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

      (a)   ISSUE DATE AND VESTING DATE

      At the time of the grant of shares of Restricted Stock or Restricted Stock Units, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares or units. The Committee may divide such shares or units into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 8(c) and 8(g) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 9(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock or Restricted Stock Units imposed pursuant to Section 8(b) hereof are satisfied, and except as provided in Sections 8(c) and 8(g) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock or Restricted Stock Units, such share or unit shall vest and the restrictions of Section 8(c) hereof shall cease to apply to such share.

      (b)   CONDITIONS TO VESTING

      At the time of the grant of shares of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares or units as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria including, but not limited to, the period of active service as the Committee may specify at the time of the grant of such shares or units or the Company's achievement of such performance criteria as the Committee may require.

      (c) RESTRICTIONS ON TRANSFER PRIOR TO VESTING

      Prior to the vesting of a share of Restricted Stock or Restricted Stock Units, no transfer of a Participant's rights with respect to such share or unit, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share or unit, but immediately upon any attempt to transfer such rights, such share or unit, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

      (d) PAYMENT

      Each Restricted Stock Unit shall have a value equal to 100% of the Fair Market Value of a share of Company Stock. Restricted Stock Units shall be paid in cash, shares of Company Stock, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Cash dividends paid on any shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

      (e)   ISSUANCE OF CERTIFICATES

            (1) Except as provided in Sections 8(c) or 8(g) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; PROVIDED, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the dj Orthopedics, Inc. 2001 Omnibus Plan and an Agreement entered into between the registered owner of such shares and dj Orthopedics, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of dj Orthopedics, Inc., 2985 Scott Street, Vista, CA 92083.

                  Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

            (2) Each certificate issued pursuant to Section 8(e)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company) and shall be held by such custodian for so long as the restrictions on those shares are in effect.

      (f) CONSEQUENCES UPON VESTING

      Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(e)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 8(e)(2) hereof.

      (g)   EFFECT OF TERMINATION OF EMPLOYMENT

            (1) In the event that the employment of a Participant with the Company shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Restricted Stock or Restricted Stock Units granted to such Participant, a proportion of such shares or units, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock or Restricted Stock Units and may be based on the achievement of any conditions imposed by the Committee with respect to such shares or units pursuant to Section 8(b). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Restricted Stock or Restricted Stock Units, the termination of a Participant's employment with the Company for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Restricted Stock or Restricted Stock Units that have not vested as of the date of such termination.

            (2) In the event a Participant's employment is or is deemed to have been terminated for Cause, all shares of Restricted Stock or Restricted Stock Units granted to such Participant that have not vested as of the effective date of such termination immediately shall be forfeited.

      (h)   VOTING RIGHTS AND NON-CASH DIVIDENDS

            (1) The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced. Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her.

            (2) Dividends paid on shares of Company Stock other than in cash will be paid to the Participant holding shares of Restricted Stock during the period the restriction is enforced but shall be deposited with the custodian in accordance with Section 8(e) above..


9.    STOCK BONUSES

      The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.


10.   CASH BONUSES

      The Committee may, in its absolute discretion, in connection with any grant of a Stock Award pursuant to the Plan or at any time thereafter, grant a Cash Bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Stock Award, in such amounts as the Committee shall determine from time to time; PROVIDED, HOWEVER, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares covered by such Stock Award on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.


11.   STOCK PURCHASE LOAN PROGRAM

      (a) GRANT OF STOCK PURCHASE LOAN

      In connection with the grant of any Stock Award under this Plan, the Committee shall have the right in its sole discretion to grant the Participant a Stock Purchase Loan, in an amount and on such terms and conditions as the Committee may determine not inconsistent with the provisions of the Plan, for the purpose of financing, in whole or in part, the exercise price or other payment to be made by the Participant in connection with such Stock Award or any taxes payable by the Participant in connection therewith. A Participant shall have until 5:00 P.M. on the twentieth (20th) business day following the date on which the Stock Purchase Loan is offered to such Participant to accept a Stock Purchase Loan and sign an Award Agreement relating to the Stock Award, as well as required documents related to the Stock Purchase Loan.

      (b) STOCK PURCHASE LOAN

            (1) Except as otherwise provided in the Plan or an applicable Award Agreement, each Loan shall be in such principal amount, have such maturity and have such other terms and conditions as shall be approved by the Committee, provided that each Loan shall be a full recourse Loan to the applicable Participant.

            (2) Interest shall accrue on the outstanding Loan balance at a rate established by the Committee which rate shall not be lower than the rate of interest sufficient to avoid imputed income to the Participant under applicable provisions of the Code. Interest shall be payable quarterly.

            (3) The Company may forgive up to 50% of the total Loan. The provisions of a Stock Purchase Loan, including but not limited to the terms of forgiveness, if any, performance targets and number of years, are subject to sole determination of the Committee.

            (4) Unless otherwise determined by the Committee and set forth in applicable Award Agreement or other documents evidencing such Stock Purchase Loan, there shall be no requirement for the Participant to repay the Loan until the end of the loan period. The Participant may, at his or her own discretion, choose to pay down the principal amount of the Loan at any time without penalty.

            (5) The Company Stock issued to a Participant pursuant to the Stock Award, or other readily marketable securities approved by the Committee, shall be held by the Company as collateral for any outstanding Loan balance.

            (6) In the event the Participant voluntarily terminates employment prior to the final maturity date of the Loan, the Participant shall have thirty (30) days following the date of termination during which he or she must repay any amount outstanding under the Stock Purchase Loan, including any accrued and unpaid interest. The Company shall retain the Company Stock or other securities held as collateral until the Loan has been satisfied in full. At the conclusion of the thirty (30) day period, the Participant shall forfeit all or a portion of the Company Stock or other securities necessary to satisfy any unpaid Loan balance, including any accrued and unpaid interest. In the event that the Company Stock or other securities held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant shall be liable for payment of the excess.

            (7) In the event the Participant's employment is terminated by the Company due to reduction-in-force or poor performance prior to the final maturity date of the Loan, any amount outstanding under the Stock Purchase Loan, including any accrued and unpaid interest, must be repaid within one (1) year following the date of termination, and the Company shall retain the Company Stock or other securities held as collateral until the Loan has been satisfied, including any accrued and unpaid interest. At the conclusion of the one (1) year period, the Participant shall forfeit all or a portion of the Company Stock or other securities necessary to satisfy any unpaid Loan balance, including any accrued and unpaid interest. In the event that the Company Stock or other securities held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant shall be liable for payment of the excess.

            (8) If the Participant's employment is terminated for Cause, the Participant will forfeit any Company Stock issued pursuant to the Stock Award granted to the Participant under this Plan for which any portion of the Loan, including accrued and unpaid interest, has not been paid at the time of termination. In the event that the Company Stock or other securities held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant shall be liable for payment of the excess.

            (9) In the event the Participant's employment is terminated due to death, Disability or Retirement prior to the final maturity date of the Loan, the Committee in its discretion may accelerate the forgiveness of any amount outstanding under the Stock Purchase Loan, including any accrued and unpaid interest. The Participant or his or her Beneficiary may satisfy any outstanding Loan, including any accrued and unpaid interest, within one (1) year following the date of termination, at which time the remaining Company Stock or other securities held as collateral shall be distributed to the Participant or his or her Beneficiary. In the event that the Company Stock or other securities held as collateral is insufficient to satisfy the Loan and any outstanding interest, the Participant and/or his or her Beneficiary shall be liable for payment of the excess.

      (c)   COVENANTS

            (1) Except as otherwise permitted by the Committee, in its sole discretion, a Participant may not assign, pledge, sell, or encumber any shares of Company Stock being held by the Company as collateral for a Loan, until the Loan has been fully satisfied, except that a Participant may designate a Beneficiary as provided for in the Plan.

      (d)   VOTING RIGHTS AND DIVIDENDS

            (1) The Participant shall have the right to vote all shares of Company Stock held under the Plan in his or her Account.

            (2) Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Company Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Company Stock allocated to his or her Account.

            (3) The Company shall automatically credit to the Participant's Account at the end of each quarter, any dividends or distributions payable for that quarter to which the Participant would be eligible on the shares of Company Stock maintained in the Account, against the amount of interest due on the Stock Purchase Loan then outstanding (the amount of any such dividend or distribution which is other than in cash to be determined by the Committee based on the fair market value of the securities or other property so distributed). Any dividend or distribution payable to the Participant which is in excess of any interest then due shall be paid to the Participant unless the Participant has requested in writing to the Secretary of the Company that the dividend be used to reduce the outstanding Loan principal.


12.   PERFORMANCE AWARDS

      (a) GRANT

      The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or shares of Company Stock, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

      (b) TERMS AND CONDITIONS

      Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award and may amend any of such goals and terms from time to time as it may, in its sole discretion, deem necessary, subject in the case of Section 162(m) Participants to the provisions of Section 25 of the Plan.

      (c) PAYMENT OF PERFORMANCE AWARDS

      Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

13.   OTHER EQUITY-BASED AWARDS; DIVIDEND EQUIVALENTS

            (a) GENERAL. The Committee shall have authority to grant to Participants an "Other Equity-Based Award", which shall consist of any right which is (i) not a Stock Award described in Sections 6 through 9 or 12 above and
(ii) an award of shares of Company Stock or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Company Stock (including, without limitation, securities convertible into shares of Company Stock), as deemed by the Committee to be consistent with the purposes of the Plan; PROVIDED that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Equity-Based Award. The price at which securities may be purchased pursuant to any Other Equity-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase price or exercise price, shall not be less than 100% of the Fair Market Value of the securities to which such Award relates on the date of grant.

            (b) DIVIDEND EQUIVALENTS. In the sole and complete discretion of the Committee, a Stock Award, whether made as an Other Equity-Based Award under this
Section 13 or as a Stock Award granted pursuant to Sections 6 through 9 or 12 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, shares of Company Stock, other securities or other property on a current or deferred basis.

14.   RIGHT OF RECAPTURE

      If at any time within one year after the date on which a Participant exercises an Option or SAR, or on which Restricted Stock or Restricted Stock Units vests or on which a Stock Bonus, or a Cash Bonus, or other Stock Award was granted to a Participant pursuant to the Plan, or on which income is realized by a Participant in connection with an Award granted under this Plan (each of which events shall be a "realization event"), if the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant's termination or deemed termination of employment for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

15.   ADJUSTMENT UPON CHANGES IN COMPANY STOCK

      (a) OUTSTANDING RESTRICTED STOCK AND UNITS

      Unless the Committee in its absolute discretion otherwise determines, any securities or other property (other than dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to the receipt of such securities or other property, but which has not vested as of the date of the receipt of such securities or other property, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise shall not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to
Section 8(e)(2) hereof.

      The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock or Restricted Stock Units the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of a Participant under the grant.

      (b) OUTSTANDING OPTIONS AND SARS -- CERTAIN OTHER TRANSACTIONS

      In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                  (i) cancel, effective immediately prior to the occurrence of such event, each Option and SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or SAR was granted an amount in cash, for each share of Company Stock subject to such Option or SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option or SAR; or

                  (ii) provide for the exchange of each Option and SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Company Stock subject to such Option or SAR would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or SAR was granted in partial consideration for the exchange of the Option or SAR.

      (c) EFFECT OF LOSS OF SUBSIDIARY STATUS

      If an entity ceases to be a Subsidiary because the Company sells its interest in such entity to another unrelated party or parties, such event may constitute at the sole discretion of the Committee, a termination of employment from the Company and its Subsidiaries by Participants employed by such entity as of the date it ceases to be a Subsidiary. The Committee may, but need not, adjust the provisions of the Plan related to the expiration of any Stock Awards not yet exercisable at termination of employment, as it considers appropriate in connection with the specific event resulting in loss of Subsidiary status.

      (d) NO OTHER RIGHTS

      Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to a Stock Award or the exercise price of any Option or SAR.


16.   RIGHTS AS A STOCKHOLDER

      No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Stock Award granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in this Plan or any applicable Award Agreement, no adjustment to any Stock Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17.   NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO STOCK AWARD

      (a) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Award.

      (b) No person shall have any claim or right to receive an Award or Loan hereunder. The Committee's granting of an Award or Loan to a Participant at any time shall neither require the Committee to grant an Award or Loan to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

18.   SECURITIES AND OTHER LAWS

      (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

      (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

      (c) The Committee may refuse to issue or transfer any shares of Company Stock or other consideration under a Stock Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under
            Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.


19.   WITHHOLDING TAXES

      (a) CASH REMITTANCE

      Whenever shares of Company Stock are to be issued to a Participant pursuant to this Plan or an Award Agreement, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable thereto prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of a SAR or the grant of a Cash Bonus, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

      (b) STOCK REMITTANCE

      At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to any other Stock Award or the grant of a Stock Bonus in lieu of the remittance required by Section 19(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

      (c) STOCK WITHHOLDING

      The Committee, at its sole discretion, shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect any other Stock Award or the grant of a Stock Bonus in lieu of requiring the remittance required by Section 19(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.


20.   AMENDMENT OR TERMINATION OF THE PLAN

      The Board of Directors and/or the Committee may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; PROVIDED, HOWEVER, that (i) if and to the extent required under Section 422 of the Code (if and to the extent that the Committee deems it appropriate to comply with Section 422), (ii) if and to the extent required to treat some or all of the Stock Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Committee deems it appropriate to meet such requirements) and (iii) if and to the extent required to obtain exemptive relief from Section 16(b) of the Exchange Act (if and to the extent that the Committee deems it appropriate to obtain such relief), no amendment shall be effective without the approval of the stockholders of the Company, that
(x) except as provided in Section 3(c) hereof, increases the number of shares of Company Stock with respect to which Stock Awards may be granted under the Plan,
(y) modifies the class of individuals eligible to participate in the Plan or (z) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 20 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Stock Award except to the extent that the Committee determines that such amendment is necessary or appropriate to prevent such Stock Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.


21.   NO OBLIGATION TO EXERCISE

      The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.


22.   TRANSFERS UPON DEATH

      Upon the death of a Participant, outstanding Stock Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise such Stock Awards by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Stock Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award. In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under a Stock Award, the Committee shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee). Except as provided in this Section 22 or otherwise provided in the Plan or any applicable Award Agreement with respect to transfers to Immediate Family Members or trusts for the benefit of Immediate Family Members, no Stock Award shall be transferable, and Stock Awards shall be exercisable only by a Participant during the Participant's lifetime.


23.   EXPENSES AND RECEIPTS

      The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.


24.   COMPLIANCE WITH RULE 16B-3

      It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements as it deems necessary or appropriate to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.


25.   LIMITATIONS IMPOSED BY SECTION 162(M)

      (a) Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all Restricted Stock Awards, Performance Awards and Other Equity-Based Awards granted to Section 162(m) Participants for a given fiscal year shall be subject to the terms and provisions of this Section 25.

      (b) The Committee may grant Restricted Stock Awards, Performance Awards and Other Equity-Based Awards to a Section 162(m) Participant that vest or become exercisable upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 25, performance goals shall be limited to one or more of the following: (i) return on average common equity, (ii) return on average assets, (iii) pre-tax operating income, (iv) pre-tax income, (v) net revenue, (vi) net income, (vii) price per share of Company Stock, (viii) earnings before interest and taxes, (ix) earnings before interest, taxes, depreciation and amortization, or
            (x) such other performance goals that will prevent such award from being included as "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

      (c) To the extent necessary to comply with Section 162(m) of the Code, with respect to Restricted Stock Awards, Performance Awards and Other Equity-Based Awards no later than 90 days following the commencement of each fiscal year of the Company (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing (i) designate each Section 162(m) Participant, (ii) select the performance goal or goals applicable to the fiscal year, (iii) establish the various targets and bonus amounts which may be earned for such year and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such year. Following the completion of each fiscal year, the Committee shall certify in writing whether the applicable performance targets have been achieved for such year and the amounts, if any, payable to
            Section 162(m) Participants for such fiscal year. In determining the amount earned by a Section 162(m) Participant for a given fiscal year, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the year.

      (d) In addition and notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company's federal tax deduction in respect of a Stock Award may be limited as a result of Section 162(m) of the Code, the Committee may in its sole discretion take the following actions:

            (i) With respect to Options and/or SARs, the Committee may delay the payment in respect of such Options or SARs until a date that is within 30 days after the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code. In the event that a Participant exercises an Option or SAR at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of such any Stock Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to an Account. The Participant shall have no rights in respect of such Account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such Account as it may determine in its sole discretion. Any Account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

            (ii) With respect to Restricted Stock and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Stock Awards of such Restricted Stock and Stock Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Committee shall credit to an Account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the Account shall be paid to the Participant within 30 days of the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code. The Participant shall have no rights in respect of such Account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such Account as it may determine in its sole discretion. Any Account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.


26.   FAILURE TO COMPLY

      In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or Beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the Award Agreement executed by such Participant (or Beneficiary or permitted transferee) evidencing a Stock Award, unless such failure is remedied by such Participant (or Beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

27.   NO TRUST OR FUND CREATED

      Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or a Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of an unsecured general creditor of the Company or any Subsidiary.

28.   NO FRACTIONAL SHARES

      No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Stock Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional share or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

29.   HEADINGS

      Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

30.   EFFECTIVE DATE OF PLAN

      The Plan was adopted by the Board of Directors on November __, 2001 and was approved by the sole stockholder of the Company on November __, 2001. Awards and Loans may be granted under the Plan at any time after the effective date of the Company's initial public offering of shares of Company Stock.

31.   TERM OF THE PLAN

      The right to grant Awards and Loans under the Plan will terminate upon the expiration of 10 years after the date the Plan was adopted by the Board of Directors; PROVIDED that the authority to grant Restoration Options hereunder in accordance with Section 6(e) shall continue, subject to the provisions of
Section 3, as long as any Option granted hereunder remains outstanding. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board of Directors or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after such 10 year period.

32.   SEPARABILITY OF PROVISIONS

      If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

33.   APPLICABLE LAW

      Except to the extent preempted by any applicable federal law, the Plan and each Award Agreement will be governed by and construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.